Earnings per share	12 Months Ended
Dec. 31, 2021
Earnings per share [abstract]
Earnings per share	Earnings per share
Basic net result per share is calculated by dividing the net result attributable to the shareholders of the Company by the weighted average number of shares issued and outstanding during the reporting period, excluding any shares held as treasury shares. Diluted net profit per share additionally takes into account the potential conversion of all dilutive potential ordinary shares. For the periods ended December 31, 2021, 2020 and 2019, there are no dilutive effects.

	2021	2020	2019
Weighted average number of shares used in computing basic loss per share	31,005,171	25,000,652	21,413,375
At December 31, 2021, the number of shares that could potentially be dilutive in the future are 835,422. These shares are currently anti-dilutive (2020: 794,377, 2019: 814,855).